UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
________________________

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
January 17, 2018

Independent Bank Group, Inc.
(Exact Name of Registrant as Specified in Charter)

Texas	001-35854	13-4219346
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 Redbud Boulevard, Suite 400
McKinney, TX 75069-3257
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code:
(972) 562-9004

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by checkmark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b‑2):
Emerging growth company    ☐
If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement
On January 18, 2018, Independent Bank Group, Inc., through a wholly owned subsidiary of Independent Bank (collectively, “Independent”), entered into a Development Management Agreement with KDC McKinney Development One LLC (the “Manager”), pursuant to which Independent engaged the Manager, as an independent contractor, to perform certain duties regarding the oversight, administration and management of the design, development and construction of Independent’s new headquarters office building in McKinney, Texas. The building is expected to consist of 165,000 rentable square feet of floor area to be constructed on land purchased by Independent in 2017. The agreement contemplates an agreement with The Smith Corporation, the project architect, and a construction agreement with Rogers-O’Brien Company, Ltd., the construction company.
Under this Development Management Agreement, Independent will pay the Manager a development fee equal to 4% of the developer guaranteed costs to be paid by Independent (estimated at approximately $50,000,000), which fee to the Manager is expected to approximate $2,000,000. The agreement includes mutual indemnity provisions and insurance requirements and certain termination provisions, including termination by Independent for breach of the agreement by the Manager and the Manager’s failure to complete project by the target completion date, and by the Manager for breach of the agreement by Independent. Independent has guaranteed the obligations of its subsidiary.

Item 7.01	Regulation FD Disclosure
On January 17, 2018, Independent Bank Group, Inc. (the “Company”) issued a press release announcing the ground breaking for its new headquarters building. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.
In accordance with the General Instruction B.2 of Form 8-K, the information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 hereto, which is furnished herewith pursuant to and relating to Item 7.01, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to liability under Section 18 of the Exchange Act. The information in Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 hereto shall not be incorporated by reference into any filing or other document filed by the Company with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Act of 1933, as amended, the rules and regulations of the Commission thereunder, the Exchange Act, or the rules and regulations of the Commission thereunder, except as shall be expressly set forth by specific reference in such filing or document.
Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits
The following exhibit is furnished as an exhibit to this Current Report on Form 8-K:

Exhibit 99.1	Text of Press Release issued by Independent Bank Group, Inc., dated January 17, 2018, announcing the ground breaking for its New Headquarters Building.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: January 18, 2018
INDEPENDENT BANK GROUP, INC.

By:	/s/ David R. Brooks
Name:	David R. Brooks
Title:	Chairman of the Board, Chief Executive Officer and President